KAR Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—95.9%
Communication Services—3.0%
Cinemark Holdings, Inc.	558,100	$18,892
Consumer Discretionary—8.5%
Cheesecake Factory, Inc. (The)	582,100	22,620
Thor Industries, Inc.	417,540	31,019
		53,639

Consumer Staples—6.4%
National Beverage Corp.	427,134	21,792
WD-40 Co.	97,954	19,017
		40,809

Energy—1.3%
Core Laboratories N.V.	221,000	8,325
Financials—18.8%
Bank of Hawaii Corp.	268,360	25,537
First Financial Bankshares, Inc.	614,120	21,556
Houlihan Lokey, Inc.	491,286	24,009
Primerica, Inc.	206,663	26,982
RLI Corp.	233,012	20,976
		119,060

Health Care—2.5%
Anika Therapeutics, Inc.(1)	307,640	15,951
Industrials—25.6%
Graco, Inc.	429,981	22,359
Landstar System, Inc.	181,428	20,659
Lincoln Electric Holdings, Inc.	141,210	13,659
RBC Bearings, Inc.(1)	197,800	31,319
SiteOne Landscape Supply, Inc.(1)	434,635	39,400
UniFirst Corp.	45,950	9,281
Watsco, Inc.	141,353	25,465
		162,142

Information Technology—17.2%
American Software, Inc. Class A	663,891	9,879
Badger Meter, Inc.	250,304	16,252
Brooks Automation, Inc.	677,130	28,412
Cass Information Systems, Inc.	329,496	19,025
CoreLogic, Inc.(1)	487,570	21,312
Jack Henry & Associates, Inc.	95,240	13,874
		108,754

Materials—6.2%
Scotts Miracle-Gro Co. (The)	368,681	39,147
Real Estate—6.4%
Jones Lang LaSalle, Inc.	50,838	8,850
	Shares	Value

Real Estate—continued
MGM Growth Properties LLC Class A	1,035,410	$32,067
		40,917

Total Common Stocks (Identified Cost $444,791)		607,636

Total Long-Term Investments—95.9% (Identified Cost $444,791)		607,636

Short-Term Investment—1.4%
Money Market Mutual Fund—1.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(2)	9,115,336	9,115
Total Short-Term Investment (Identified Cost $9,115)		9,115

TOTAL INVESTMENTS—97.3% (Identified Cost $453,906)		$616,751
Other assets and liabilities, net—2.7%		17,044
NET ASSETS—100.0%		$633,795

Abbreviation:
LLC	Limited Liability Company

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$607,636	$607,636
Money Market Mutual Fund	9,115	9,115
Total Investments	$616,751	$616,751
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Schedule of Investments

KAR SMALL-CAP VALUE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options and futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Other information regarding each Fund is available in the Fund’s most recent Report to Shareholders.
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